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WESTERN ASSET HIGH INCOME FUND II INC.

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Western Asset Global High Income Fund (EHI) & Western Asset High Income Fund II (HIX) Consistent Track Record of Delivering Strong Stockholder Returns OCTOBER 2019 1Western Asset Global High Income Fund (EHI) & Western Asset High Income Fund II (HIX) Consistent Track Record of Delivering Strong Stockholder Returns OCTOBER 2019 1

Western Asset Global High Income Fund Snapshot (EHI) Investment Overview NYSE • Global, leveraged portfolio of investment grade, below investment grade and emerging EHI market fixed income securities focused on generating high levels of current income and long-term capital appreciation • Employs the long-term fundamental value approach of Western Asset Management, an 2 award-winning $450 billion global fixed income only asset manager 3 TOTAL ASSETS • Managed under Legg Mason’s structure, which provides access to the oversight and $ operations of a $750 billion global asset manager 677.1M • Overseen by a highly-engaged Board of Directors with a deep pool of diverse skills and experiences 1 1-YEAR TOTAL RETURN GROWTH OF $10,000 INVESTMENT Inception through June 30, 2019 17.96% 30,000 25,000 20,000 3 DISTRIBUTION YIELD 15,000 7.68% 10,000 EHI Growth of $10k Benchmark Growth of $10k 1. As of June 30, 2019. 2. Awarded to Ken Leech, Carl Eichstaedt, and Mark Lindbloom for Western Asset Core Bond Fund (WACSX) and Western Asset Core Plus Bond Fund (WAPSX) named Morningstar 2014 U.S. Fixed-Income Manager of the Year, United States of America. Morningstar Awards 2015© Morningstar, Inc. Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding risk-adjusted long-term performance and of aligning their interests with shareholders'. The Fund Manager of the Year award winners are chosen based on Morningstar's proprietary research and in-depth evaluation by its fund analysts. 2 3. As of October 2, 2019, CEF ConnectWestern Asset Global High Income Fund Snapshot (EHI) Investment Overview NYSE • Global, leveraged portfolio of investment grade, below investment grade and emerging EHI market fixed income securities focused on generating high levels of current income and long-term capital appreciation • Employs the long-term fundamental value approach of Western Asset Management, an 2 award-winning $450 billion global fixed income only asset manager 3 TOTAL ASSETS • Managed under Legg Mason’s structure, which provides access to the oversight and $ operations of a $750 billion global asset manager 677.1M • Overseen by a highly-engaged Board of Directors with a deep pool of diverse skills and experiences 1 1-YEAR TOTAL RETURN GROWTH OF $10,000 INVESTMENT Inception through June 30, 2019 17.96% 30,000 25,000 20,000 3 DISTRIBUTION YIELD 15,000 7.68% 10,000 EHI Growth of $10k Benchmark Growth of $10k 1. As of June 30, 2019. 2. Awarded to Ken Leech, Carl Eichstaedt, and Mark Lindbloom for Western Asset Core Bond Fund (WACSX) and Western Asset Core Plus Bond Fund (WAPSX) named Morningstar 2014 U.S. Fixed-Income Manager of the Year, United States of America. Morningstar Awards 2015© Morningstar, Inc. Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding risk-adjusted long-term performance and of aligning their interests with shareholders'. The Fund Manager of the Year award winners are chosen based on Morningstar's proprietary research and in-depth evaluation by its fund analysts. 2 3. As of October 2, 2019, CEF Connect

Western Asset High Income Fund II Snapshot (HIX)

NYSE
HIX

TOTAL ASSETS[3]
$915.4M

1-YEAR TOTAL RETURN[1]
18.88%

DISTRIBUTION YIELD[3]
8.39%

Investment Overview

- Leveraged portfolio of high-yield corporate debt securities from both U.S. and non-U.S. corporations, with strategic allocations to emerging markets and derivatives
- Employs the long-term fundamental value approach of Western Asset Management, an award-winning[2] $450 billion global fixed income only asset manager
- Managed under Legg Mason's structure, which provides access to the oversight and operations of a $750 billion global asset manager
- Overseen by a highly-engaged Board of Directors with a deep pool of diverse skills and experiences

GROWTH OF $10,000 INVESTMENT

Inception through June 30, 2019


30,000
25,000
20,000
15,000
10,000
8/2009
1/2010
6/2010
11/2010
4/2011
9/2011
2/2012
7/2012
12/2012
5/2013
10/2013
3/2014
8/2014
1/2015
6/2015
11/2015
4/2016
9/2016
2/2017
7/2017
12/2017
5/2018
10/2018
3/2019
HIX Growth of $10k
Benchmark Growth of $10k

1. As of June 30, 2019.
2. Awarded to Ken Leech, Carl Eichstaedt, and Mark Lindbloom for Western Asset Core Bond Fund (WACSX) and Western Asset Core Plus Bond Fund (WAPSX) named Morningstar 2014 U.S. Fixed-Income Manager of the Year, United States of America. Morningstar Awards 2015© Morningstar, Inc. Morningstar Fund Manager of the Year award recognizes portfolio managers who demonstrate excellent investment skill and the courage to differ from the consensus to benefit investors. To qualify for the award, managers' funds must have not only posted impressive returns for the year, but the managers also must have a record of delivering outstanding risk-adjusted long-term performance and of aligning their interests with shareholders'. The Fund Manager of the Year award winners are chosen based on Morningstar's proprietary research and in-depth evaluation by its fund analysts.
3. As of October 2, 2019, CEF Connect

3 | WESTERN ASSET

Delivering on the Fund's Investment Objectives (EHI)

Driving High Current Income	• Increased the Fund's distribution payout each of the last three quarters • 5-year average annualized yield of 8.40% is above the Lipper peer group[1] average of 8.03% as of August 31, 2019 • Recently announced an increase in dividends that would raise distribution yield from 7.75% as of August 31, 2019 to 7.82% at the August 31, 2019 market price
Generating Strong Total Stockholder Returns	• Outperformed[2] Lipper peer group[1] averages over 1-, 3- and 5-year periods, and key benchmark[3] averages over 1-, 3- and 10-year periods on a market price basis • 10.8% annualized market price return and a 9.5% annualized net asset value return over 10-year period[4]
Reducing Discount Between Stock Price and NAV	• Taking steps to help narrow the discount • Reduced discount by almost 50% since the start of the year • Completed re-purchase of over $10.1 million in shares outstanding
Experienced, Independent and Diverse Board of Directors	• Comprises eight highly-qualified members: seven are independent, half are women • Committed to ongoing refreshment; added a new independent director in the beginning of 2019; 50% of the Board is new as of 2013 • Board regularly evaluates opportunities to reduce NAV discount

Highly-Engaged Board Overseeing the Successful Execution of Our Strategy to Drive Strong Distributions and Stockholder Returns

1. The Funds' Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
2. The Funds' performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
3. The benchmark is based on a blend, in equal parts, of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, the Bloomberg Barclays U.S. Aggregate Index, and the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report.
4. As of June 30, 2019.

4 | Western Asset

Delivering on the Fund's Investment Objectives (HIX)

Driving High Current Income	• Increased the Fund's distribution payout each of the last three quarters • 5-year average annualized yield of 8.72% is above the Lipper peer group[1] average of 8.03% as of August 31, 2019 • Recently announced an increase in dividends that would raise distribution yield from 8.51% as of August 31, 2019 to 8.60% at the August 31, 2019 market price
Generating Strong Total Stockholder Returns	• Outperformed[2] Lipper peer group[1] averages over 1- and 3-year periods, and key benchmark[3] averages over 1-, 3- and 10-year periods on a market price basis • 10.3% annualized market price return and a 11.3% annualized net asset value return over 10-year period[4]
Reducing Discount Between Stock Price and NAV	• Taking steps to help narrow the discount • Reduced discount by almost 50% since the start of the year • Completed re-purchase of over $6 million in shares outstanding
Experienced, Independent and Diverse Board of Directors	• Comprises eight highly-qualified members: seven are independent, half are women • Committed to ongoing refreshment; added a new independent director in the beginning of 2019; 50% of the Board is new as of 2013 • Board regularly evaluates opportunities to reduce NAV discount

Highly-Engaged Board Overseeing the Successful Execution of Our Strategy to Drive Strong Distributions and Stockholder Returns

1. The Funds' Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
2. The Funds' performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
3. The benchmark is based on the following blend of indexes: 80% of the benchmark consists of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index; and 20% of the benchmark consists of the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report.
4. As of June 30, 2019.

5 | Western Asset

Board has Overseen Delivery of Strong Total Stockholder Returns (EHI)…

The Fund has outperformed[2] Lipper peer group[3] averages and benchmarks[4] across key timeframes

Total Returns[1]



18%
12%
6%
0%
1 Year
3 Years
10 Years
EHI Performance
Benchmark Performance



18%
12%
6%
0%
1 Year
3 Years
5 Years
EHI Performance
Lipper Peer Group Performance

… And Consistent Above-Market Distributions…

The Fund actively maintains a high-quality portfolio, which results in relatively steady distributions to stockholders over time

Delivered average annualized distribution[5] of 8.40% over the last five years, greater than the peer group[3] yield of 8.03% over the same period

Increased the Fund's distribution payout each of the last three quarters

Maintains a higher-quality portfolio than the average Levered High Yield Closed End Fund due to the Investment Grade component of its index

1. As of June 30, 2019.
2. The Fund's performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
3. The Fund's Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
4. The benchmark is based on a blend, in equal parts, of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, the Bloomberg Barclays U.S. Aggregate Index, and the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report.
5. As of August 31, 2019.

6 | Western Asset

Board has Overseen Delivery of Strong Total Stockholder Returns (HIX)…

The Fund has outperformed[2] Lipper peer group[3] averages and benchmarks[4] across key timeframes

Total Returns[1]



20%
15%
10%
5%
0%
1 Year
3 Years
10 Years
HIX Performance
Benchmark Performance



20%
15%
10%
5%
0%
1 Year
3 Years
HIX Performance
Lipper Peer Group Performance

… And Consistent Above-Market Distributions…

The Fund actively maintains a high-quality portfolio, which results in relatively steady distributions to stockholders over time

Delivered average annualized distribution[5] of 8.72% over the last five years, greater than the peer group[3] yield of 8.03% over the same period

Increased the Fund's distribution payout each of the last three quarters

Maintains a higher-quality portfolio than the average Levered High Yield Closed End Fund due to the Investment Grade component of its index

1. As of June 30, 2019.
2. The Fund's performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
3. The Fund's Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
4. The benchmark is based on the following blend of indexes: 80% of the benchmark consists of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index; and 20% of the benchmark consists of the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report..
5. As of August 31, 2019.

7 | Western Asset

…While Taking Additional Actions to Position the Fund for Continued Success (EHI)…

Over the past year, the Board has worked with the Fund's investment advisor to take steps to build on our strong performance momentum and increased income distributions, including improving the overall quality of our portfolio and identifying compelling income opportunities globally:

- ✓ Increased allocation to US Investment Grade Credit Securities **from 13.5% to 15.3%**
- ✓ Increased allocation to US Treasury Securities **from 2.1% to 4.3%**
- ✓ Increased allocation to Emerging Market Debt to take advantage of compelling income opportunities at attractive valuations
- ✓ Supported the portfolio's ability to generate high current income by utilizing leverage tactically
- ✓ Decreased allocation to US Below Investment Grade Credit **from 49.3% to 46.0%**
- ✓ Decreased allocation to CCC-rated securities

Delivered 1-Year Returns[1] of 17.96% Through Portfolio Enhancing Initiatives, Well Above Lipper Peer Group[2] Average of 8.97% and Key Benchmark[3] Average of 8.94%[4]

1. The Fund's performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
2. The Fund's Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
3. The benchmark is based on a blend, in equal parts, of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index, the Bloomberg Barclays U.S. Aggregate Index, and the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report.
4. 1-year returns as of June 30, 2019.

8 | Western Asset

…While Taking Additional Actions to Position the Fund for Continued Success (HIX)…

Over the past year, the Board has worked with the Fund's investment advisor to take steps to build on our strong performance momentum and increased income distributions, including improving the overall quality of our portfolio and identifying compelling income opportunities globally:

- ✓ Increased allocation to US Investment Grade Credit Securities **from 12.8% to 13.7%**
- ✓ Increased allocation to US Treasury Securities **from 1.0% to 2.7%**
- ✓ Increased allocation to Emerging Market Debt to take advantage of compelling income opportunities at attractive valuations
- ✓ Supported the portfolio's ability to generate high current income by utilizing leverage tactically
- ✓ Decreased allocation to US Below Investment Grade Credit **from 62.6% to 58.6%**
- ✓ Decreased allocation to CCC-rated securities

Delivered 1-Year Returns[1] of 18.88% Through Portfolio Enhancing Initiatives, Well Above Lipper Peer Group[2] Average of 8.97% and Key Benchmark[3] Average of 8.26%[4]

1. The Fund's performance is based on the price of the Fund's securities, which are listed for trading on the NYSE.
2. The Fund's Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.
3. The benchmark is based on the following blend of indexes: 80% of the benchmark consists of the Bloomberg Barclays U.S. Corporate High Yield — 2% Issuer Cap Index; and 20% of the benchmark consists of the JPMorgan Emerging Markets Bond Index Global (EMBI Global). Please note that an investor cannot invest directly in an index. Additional information about the indexes can be found in the Fund's annual shareholder report. Additional information about the Fund's performance and about the history of the Board and the Fund's management generating strong investor returns is included in the Fund's Proxy Statement and in the Fund's annual shareholder report.
4. 1-year returns as of June 30, 2019.

9 | Western Asset

…And Narrowing the Gap Between Market Value and NAV (EHI) Recently, the Board has approved several actions aimed at reducing the discount, including: • Completing the repurchase of $10.1 million in shares in 2018 • The execution of expense reduction initiatives, including the agreement to lower voluntarily the Fund’s investment management fee by 0.025% until November 30, 2019 Following these actions, there has been a significant reduction in the Fund’s discount • The Fund has reduced its discount by almost 50% since the start of the year, from more than 16% in December 2018 to approximately 8% in August 2019 The vast majority of the discount reduction occurred before any engagement from Saba Capital • EHI had reduced its discount to 10.15% as of March, 13, 2019, representing approximately 70% of the Fund’s total 2019 discount 1 reduction . This occurred prior to Saba Capital first disclosing its position in the Fund on March 14, 2019 For context, discounts between market price and NAV are common among closed-end funds across the industry • Discounts allow long-term stockholders to obtain higher yields than they otherwise would if they had to purchase the fund at NAV • Approximately 80% of closed-end funds were trading at a discount as of June 30, 2019 2 • Nearly 90% of funds within the Lipper peer group traded at a discount as of June 30, 2019 Capitalizing on Opportunities to Reduce the Fund’s Discount without Compromising Ability to Achieve Investment Objectives 1. As of July 31, 2019. 10 2. The Fund’s Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information. …And Narrowing the Gap Between Market Value and NAV (EHI) Recently, the Board has approved several actions aimed at reducing the discount, including: • Completing the repurchase of $10.1 million in shares in 2018 • The execution of expense reduction initiatives, including the agreement to lower voluntarily the Fund’s investment management fee by 0.025% until November 30, 2019 Following these actions, there has been a significant reduction in the Fund’s discount • The Fund has reduced its discount by almost 50% since the start of the year, from more than 16% in December 2018 to approximately 8% in August 2019 The vast majority of the discount reduction occurred before any engagement from Saba Capital • EHI had reduced its discount to 10.15% as of March, 13, 2019, representing approximately 70% of the Fund’s total 2019 discount 1 reduction . This occurred prior to Saba Capital first disclosing its position in the Fund on March 14, 2019 For context, discounts between market price and NAV are common among closed-end funds across the industry • Discounts allow long-term stockholders to obtain higher yields than they otherwise would if they had to purchase the fund at NAV • Approximately 80% of closed-end funds were trading at a discount as of June 30, 2019 2 • Nearly 90% of funds within the Lipper peer group traded at a discount as of June 30, 2019 Capitalizing on Opportunities to Reduce the Fund’s Discount without Compromising Ability to Achieve Investment Objectives 1. As of July 31, 2019. 10 2. The Fund’s Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information.

…And Narrowing the Gap Between Market Value and NAV (HIX) Recently, the Board has approved several actions aimed at reducing the discount, including: • Completing the repurchase of $6 million in shares in 2018 • The execution of expense reduction initiatives, including the agreement to lower voluntarily the Fund’s investment management fee by 0.025% until November 30, 2019 Following these actions, there has been a significant reduction in the Fund’s discount • The Fund has reduced its discount by almost 50% since the start of the year, from more than 14% in December 2018 to approximately 8.7% in August 2019 The vast majority of the discount reduction occurred before any engagement from Saba Capital • HIX had reduced its discount to 10.65% as of March, 13, 2019, representing approximately 85% of the Fund’s total 2019 discount 1 reduction . This occurred prior to Saba Capital first disclosing its position in the Fund on March 14, 2019 For context, discounts between market price and NAV are common among closed-end funds across the industry • Discounts allow long-term stockholders to obtain higher yields than they otherwise would if they had to purchase the fund at NAV • Approximately 80% of closed-end funds were trading at a discount as of June 30, 2019 1 • Nearly 90% of funds within the Lipper peer group traded at a discount as of June 30, 2019 Capitalizing on Opportunities to Reduce the Fund’s Discount without Compromising Ability to Achieve Investment Objectives 1. As of July 31, 2019. 11 2. The Fund’s Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information. . …And Narrowing the Gap Between Market Value and NAV (HIX) Recently, the Board has approved several actions aimed at reducing the discount, including: • Completing the repurchase of $6 million in shares in 2018 • The execution of expense reduction initiatives, including the agreement to lower voluntarily the Fund’s investment management fee by 0.025% until November 30, 2019 Following these actions, there has been a significant reduction in the Fund’s discount • The Fund has reduced its discount by almost 50% since the start of the year, from more than 14% in December 2018 to approximately 8.7% in August 2019 The vast majority of the discount reduction occurred before any engagement from Saba Capital • HIX had reduced its discount to 10.65% as of March, 13, 2019, representing approximately 85% of the Fund’s total 2019 discount 1 reduction . This occurred prior to Saba Capital first disclosing its position in the Fund on March 14, 2019 For context, discounts between market price and NAV are common among closed-end funds across the industry • Discounts allow long-term stockholders to obtain higher yields than they otherwise would if they had to purchase the fund at NAV • Approximately 80% of closed-end funds were trading at a discount as of June 30, 2019 1 • Nearly 90% of funds within the Lipper peer group traded at a discount as of June 30, 2019 Capitalizing on Opportunities to Reduce the Fund’s Discount without Compromising Ability to Achieve Investment Objectives 1. As of July 31, 2019. 11 2. The Fund’s Lipper peer group refers to the peer group of high-yield, levered closed-end funds as selected by Lipper, an independent nationally recognized provider of investment company information. .

Directors Bring Independence, Diversity, Financial Expertise and Other Relevant Skills

	Executive / Managerial Leadership	Public Company or Fund Board Position	Qualified to be SEC / NYSE Audit Committee Financial Expert	Consulting and Global Business Expertise	Legal and Risk Oversight
Daniel P. Cronin	✓	✓			✓
Paolo M. Cucchi	✓	✓			
Nisha Kumar	✓	✓	✓	✓	✓
Carol L. Colman, CFA	✓	✓		✓	
William R. Hutchinson	✓	✓	✓	✓	
Jane E. Trust, CFA	✓	✓			
Robert D. Agdern	✓	✓		✓	✓
Eileen A. Kamerick	✓	✓	✓	✓	✓

Saba Capital's nominees would decrease the Board's closed-end fund industry knowledge, decrease its diversity and remove other critical skills[1]

	Executive / Managerial Leadership	Public Company or Fund Board Position	Qualified to be SEC / NYSE Audit Committee Financial Expert	Consulting and Global Business Expertise	Legal and Risk Oversight
David Basile	✓				
Stephen J. Flanagan	✓			✓	
Frederic Gabriel	✓			✓	

Directors nominated for election as directors at the 2019 HIX Annual Meeting of Stockholders

Directors nominated for election as directors at the 2019 EHI Annual Meeting of Stockholders

1. Based on the biographical information an investment fund managed by Saba Capital provided to the Fund.

12 | Western Asset

Nominees Have a Key Role in the Board’s Oversight of the Fund (EHI)... Eileen A. Kamerick Robert D. Agdern Currently serves as Chair of the Board’s Audit Committee Currently serves as Compliance Liaison to the Board Only EHI director nominated for election who qualifies as a “financial Facilitates interactions between the Board and the expert” with the SEC, and fulfills the requirements of the NYSE that Fund’s Chief Compliance Officer listed companies maintain at least one director with accounting or financial management expertise None of Saba Capital’s nominees bring legal 1 expertise None of Saba Capital’s nominees appear to fulfill this 1 requirement Replacing Mr. Agdern and Ms. Kamerick with Saba Capital’s Nominees Would Remove Skills and Expertise from the Board that are Important to the Fund’s Continued Success 13 1. Based on the biographical information an investment fund managed by Saba Capital provided to the Fund.Nominees Have a Key Role in the Board’s Oversight of the Fund (EHI)... Eileen A. Kamerick Robert D. Agdern Currently serves as Chair of the Board’s Audit Committee Currently serves as Compliance Liaison to the Board Only EHI director nominated for election who qualifies as a “financial Facilitates interactions between the Board and the expert” with the SEC, and fulfills the requirements of the NYSE that Fund’s Chief Compliance Officer listed companies maintain at least one director with accounting or financial management expertise None of Saba Capital’s nominees bring legal 1 expertise None of Saba Capital’s nominees appear to fulfill this 1 requirement Replacing Mr. Agdern and Ms. Kamerick with Saba Capital’s Nominees Would Remove Skills and Expertise from the Board that are Important to the Fund’s Continued Success 13 1. Based on the biographical information an investment fund managed by Saba Capital provided to the Fund.

Nominees Have a Key Role in the Board's Oversight of the Fund (HIX)...



Carol L. Colman, CFA

Currently serves as **Chair of the Pricing and Valuation Committee**

Plays a critical role in our Board's work to oversee the Fund's investment advisor



William R. Hutchinson

Currently serves as **Lead Independent Director** and qualifies as a **"financial expert" with the SEC**

Brings well-rounded global financial and accounting acumen that is particularly critical given the Fund's complex investment process and regulatory requirements



Jane E. Trust, CFA

Currently serves as **Chairman of the Board**

Has in-depth knowledge of the Fund's operations and strategy, as well as deep understanding of the closed-end fund landscape

Replacing Ms. Colman, Mr. Hutchinson and Ms. Trust with Saba Capital's Nominees Would Remove Skills and Expertise from the Board that are Important to the Fund's Continued Success

14 | Western Asset

Saba Capital is Following its Standard Activist "Playbook"

Saba Capital has a long history of attacking closed-end funds to generate a quick profit to the detriment of long-term stockholders

- Nominates directors in order to pressure boards to meet its demands intended to generate a short-term "pop" in share price – generally through large share repurchases or liquidity events
- Exits funds quickly after pressuring the boards to implement short-term "fixes" – potentially leaving long-term stockholders with shares in funds that do not have the resources to continue to meet their objectives of high current income and strong total returns
- Is currently running similar proxy contests with the same nominees at several other closed-end funds

Funds that fend off Saba Capital's self-serving campaigns significantly outperform their peers compared to those that comply with the hedge fund's requests

Funds that implemented or surrendered to Saba Capital demands[1]



25%
20%
15%
10%
5%
0%
-5%
Fund
Peer Group
DSU
CCA
FSD
FTF
AVK[3]
ERC
GLV
GLQ
GLO
FHY
DEX

Funds that defended against Saba Capital demands[2]



40%
30%
20%
10%
0%
Fund
Peer Group
AOD
MNE
BQH
BTZ

Regulators question the impact activist campaigns in closed-end funds have on retail investors

"One of the things that is most troubling about this is that closed-end funds ordinarily are held by retail investors – ordinary, buy-and-hold retail investors – who bought the fund with the understanding that it wouldn't be attacked in just this way."[4] - SEC Commissioner Jackson

1. Based on SEC filings. Performance for periods following the fund's reaching a standstill agreement or initiating a tender offer.
2. Based on SEC filings. Performance for periods following Saba's last 13D filing prior to annual meeting.
3. Advent/Claymore Convertible Securities & Income Fund II (AGC) and Advent/Claymore Enhanced Growth & Income Fund (LCM) merged into the Advent Claymore Convertible Securities and Income Fund (AVK) in the third quarter of 2018. All three funds entered into a standstill agreement with Saba Capital in April 2017.
4. Comments made during a Congressional hearing on September 25, 2019 entitled "Oversight of the Securities and Exchange Commission: Wall Street's Cop on the Beat", which aired on C-SPAN. Permission to use quotations neither sought nor obtained.

15 | Western Asset

Saba Capital is Recycling Board Candidates

- Saba Capital's director nominees are pulled from its roster of candidates that it has ran against multiple other closed-end funds
- Mr. Basile, Mr. Flanagan and Mr. Gabriel have no closed-end fund experience beyond the activist campaigns they have participated in with Saba Capital[1] – and the funds are not aware of any of these nominees having been elected by the stockholders of these respective funds
- These nominees are not tailored to the funds – they are part of Saba Capital's cookie cutter approach to running proxy contests against closed-end funds
- These nominees seem to have been selected based on their relationship to Saba Capital rather than their qualifications

Saba Capital's Nominees Are Part of Its Standard Roster

David Basile	Stephen J. Flanagan	Frederic Gabriel
• Nuveen Ohio Quality Municipal Income Fund (ongoing) • Invesco High Income Trust II (2019) • Invesco Senior Income Trust (2019) • Invesco Dynamic Credit Opportunities Fund (2019) • BlackRock Muni New York Intermediate Duration Fund (2019)	• BlackRock Muni New York Intermediate Duration Fund (2019) • BlackRock Municipal Bond Trust (2019) • BlackRock Credit Allocation Income Trust (2019) • Delaware Enhanced Global Dividend and Income Fund (2018)	• Neuberger Berman High Yield Strategies Fund (ongoing) • Invesco (2019) • BlackRock Muni New York Intermediate Duration Fund (2019) • BlackRock Municipal Bond Trust (2019) • BlackRock Credit Allocation Income Trust (2019) • Delaware Enhanced Global Dividend and Income Fund (2018)

1. Based on the biographical information an investment fund managed by Saba Capital provided to the Fund.

16 | WESTERN ASSET

Forward-Looking Statement Past performance is no guarantee of future results. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. All investments are subject to risk including the possible loss of principal. All benchmark performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in a benchmark. 17Forward-Looking Statement Past performance is no guarantee of future results. The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. All investments are subject to risk including the possible loss of principal. All benchmark performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in a benchmark. 17

Appendix 18Appendix 18

EHI Nominee Biographies Robert D. Agdern Mr. Agdern held various executive positions with Amoco Corporations from 1975 through 1998, including Exploration and Production Company General Counsel and Executive Vice President – Natural Gas, Chemical Company General Counsel, and Associate General Counsel, Amoco Corporation. He also served as Deputy General Counsel, BP plc, responsible for Western Hemisphere matters. Mr. Agdern holds a B.S. in Engineering from the University of Michigan, a J.D. from the National Law Center, George Washington University and attended the Parker School of International Law, Columbia University and the Advanced Management Program at the Harvard Graduate School of Business. 19EHI Nominee Biographies Robert D. Agdern Mr. Agdern held various executive positions with Amoco Corporations from 1975 through 1998, including Exploration and Production Company General Counsel and Executive Vice President – Natural Gas, Chemical Company General Counsel, and Associate General Counsel, Amoco Corporation. He also served as Deputy General Counsel, BP plc, responsible for Western Hemisphere matters. Mr. Agdern holds a B.S. in Engineering from the University of Michigan, a J.D. from the National Law Center, George Washington University and attended the Parker School of International Law, Columbia University and the Advanced Management Program at the Harvard Graduate School of Business. 19

EHI Nominee Biographies Eileen A. Kamerick Ms. Kamerick has been Chief Financial Officer of such leading companies as Houlihan Lokey, Heidrick & Struggles, Leo Burnett, and BPAmoco Americas. In her role as CFO and as an experienced Audit Chairman for these funds and for other publicly traded companies, she has overseen the preparation of financial statements. She thus qualifies as an SEC Financial Expert. She is an adjunct professor of governance and corporate finance at leading law schools including University of Chicago and Washington University at St Louis. She is an NACD Board Leadership Fellow. Ms. Kamerick graduated Phi Beta Kappa and summa cum laude from Boston College. She received a law degree from the University of Chicago Law School and holds an MBA, with honors, in Finance and International Business from the Graduate School of Business of the University of Chicago. 20EHI Nominee Biographies Eileen A. Kamerick Ms. Kamerick has been Chief Financial Officer of such leading companies as Houlihan Lokey, Heidrick & Struggles, Leo Burnett, and BPAmoco Americas. In her role as CFO and as an experienced Audit Chairman for these funds and for other publicly traded companies, she has overseen the preparation of financial statements. She thus qualifies as an SEC Financial Expert. She is an adjunct professor of governance and corporate finance at leading law schools including University of Chicago and Washington University at St Louis. She is an NACD Board Leadership Fellow. Ms. Kamerick graduated Phi Beta Kappa and summa cum laude from Boston College. She received a law degree from the University of Chicago Law School and holds an MBA, with honors, in Finance and International Business from the Graduate School of Business of the University of Chicago. 20

HIX Nominee Biographies Carol L. Colman, CFA Ms. Colman began her career with the U.S. Trust Company in New York in 1968. She was a Group Manager, member of the Investment Strategy Committee and earned her CFA. After ten years of research experience, she became a portfolio manager for both domestic and international clients and was the lead manager for overseas clients. In 1980 she joined J.P. Morgan as a portfolio manager for individual and eleemosynary clients, followed by positions at Madison Fund and William G. Campbell, boutique investment firms. From 1983-1990 Ms. Colman was a Managing Director of Inferential Focus, a research and consulting organization. The firm works with investment managers and corporations on developing long range strategy. Ms. Colman is a graduate of St. Lawrence University and is a member of several non-profit boards. 21HIX Nominee Biographies Carol L. Colman, CFA Ms. Colman began her career with the U.S. Trust Company in New York in 1968. She was a Group Manager, member of the Investment Strategy Committee and earned her CFA. After ten years of research experience, she became a portfolio manager for both domestic and international clients and was the lead manager for overseas clients. In 1980 she joined J.P. Morgan as a portfolio manager for individual and eleemosynary clients, followed by positions at Madison Fund and William G. Campbell, boutique investment firms. From 1983-1990 Ms. Colman was a Managing Director of Inferential Focus, a research and consulting organization. The firm works with investment managers and corporations on developing long range strategy. Ms. Colman is a graduate of St. Lawrence University and is a member of several non-profit boards. 21

HIX Nominee Biographies William R. Hutchinson Prior to opening his energy consulting business in 2001, Mr. Hutchinson was associated with BP Amoco, PLC, from 1968 until his retirement in 2001. During that time he held various positions at Amoco and BP Amoco, including Treasurer; Vice President and Controller, Vice President of Mergers, Acquisitions and Negotiations, Vice President of Financial Operations, and Group Vice President Worldwide Mergers and Acquisitions. Mr. Hutchinson holds a B.A. from Trinity College, Dublin, Ireland, an M.Sc. from Cranfield College, Bedford, England, an M.B.A. from Harvard University, and earned the CPA designation in 1979. 22HIX Nominee Biographies William R. Hutchinson Prior to opening his energy consulting business in 2001, Mr. Hutchinson was associated with BP Amoco, PLC, from 1968 until his retirement in 2001. During that time he held various positions at Amoco and BP Amoco, including Treasurer; Vice President and Controller, Vice President of Mergers, Acquisitions and Negotiations, Vice President of Financial Operations, and Group Vice President Worldwide Mergers and Acquisitions. Mr. Hutchinson holds a B.A. from Trinity College, Dublin, Ireland, an M.Sc. from Cranfield College, Bedford, England, an M.B.A. from Harvard University, and earned the CPA designation in 1979. 22

HIX Nominee Biographies Jane E. Trust, CFA From 2007 to 2014, Ms. Trust held various roles with Legg Mason Capital Management. She became Executive Director and Head of Client Service for Legg Mason Capital Management, where she was responsible for the firm’s domestic and institutional client base including sovereign wealth funds, pension plans, public funds and mutual funds. During her tenure with Legg Mason Capital Management, Ms. Trust served as Chairman of the Fee Committee and as a member of the Investment Risk Analysis Committee. Before joining Legg Mason Capital Management, she was Head of Investments for Legg Mason Investment Counsel, supervising a team of equity and fixed income portfolio managers. Previously, Ms. Trust was a fixed income portfolio manager, which included managing Legg Mason’s tax-free bond mutual funds and money market fund. Ms. Trust first joined Legg Mason in 1987 after beginning her career as a management consultant for a privately held consulting firm. Ms. Trust holds a B.A. in Engineering Sciences from Dartmouth College and an M.A.S. in Finance from The Johns Hopkins University. She received the Chartered Financial Analysts designation in 1991 and is a member of the CFA Institute and the Baltimore CFA Society. 23HIX Nominee Biographies Jane E. Trust, CFA From 2007 to 2014, Ms. Trust held various roles with Legg Mason Capital Management. She became Executive Director and Head of Client Service for Legg Mason Capital Management, where she was responsible for the firm’s domestic and institutional client base including sovereign wealth funds, pension plans, public funds and mutual funds. During her tenure with Legg Mason Capital Management, Ms. Trust served as Chairman of the Fee Committee and as a member of the Investment Risk Analysis Committee. Before joining Legg Mason Capital Management, she was Head of Investments for Legg Mason Investment Counsel, supervising a team of equity and fixed income portfolio managers. Previously, Ms. Trust was a fixed income portfolio manager, which included managing Legg Mason’s tax-free bond mutual funds and money market fund. Ms. Trust first joined Legg Mason in 1987 after beginning her career as a management consultant for a privately held consulting firm. Ms. Trust holds a B.A. in Engineering Sciences from Dartmouth College and an M.A.S. in Finance from The Johns Hopkins University. She received the Chartered Financial Analysts designation in 1991 and is a member of the CFA Institute and the Baltimore CFA Society. 23